UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 25, 2025

EQUINIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40205	77-0487526
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lagoon Drive
Redwood City, California		94065
(Address of Principal Executive Offices)		(Zip Code)
(650) 598-6000
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2027	N/A	The Nasdaq Stock Market LLC
1.000% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC
3.650% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2031	N/A	The Nasdaq Stock Market LLC
3.625% Senior Notes due 2034	N/A	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2029	N/A	The Nasdaq Stock Market LLC
4.000% Senior Notes due 2034	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On June 25, 2025, Equinix, Inc. ("Equinix") hosted its Analyst Day event where it presented information regarding Equinix’s long-term revenue, adjusted EBITDA and AFFO/share outlook. During the event, Equinix shared that it expects revenue to grow by approximately 7% - 10% per year through 2029. Equinix expects adjusted EBITDA margins to expand to 52% or greater by 2029. Equinix expects AFFO per share growth of 5% - 9% each year from 2025 through 2029. Equinix anticipates 2026 AFFO per share growth to be 5% or greater and anticipates accelerating to the top end of the range by 2029. Equinix anticipates 8% or greater dividend per share growth each year from 2025 through 2029. The complete investor presentation related to its June 25, 2025 Analyst Day event and a reconciliation of Non-GAAP financial measures including but not limited to AFFO per share is posted to the Equinix website at http://investor.equinix.com.

The information in this Item 7.01 of this Current Report on Form 8-K, is a summary only and should be read in conjunction with the full Analyst Day event presentation and materials available at
http://investor.equinix.com. This does not constitute an update or reiteration of Equinix's guidance provided on April 30, 2025.

Cautionary Note Regarding Forward-Looking Statements.
This Form 8-K, contains financial projections and estimates of Equinix’s future results of operations, or of Equinix’s business or financial position, including plans, objectives and expectations with respect to future operations and performance, or other forward-looking statements. These forward-looking statements involve risks and uncertainties that may cause Equinix’s actual results to differ materially from the expectations discussed in such forward-looking statements. Factors that may affect Equinix’s results are summarized in our annual report on Form 10-K filed on February 12, 2025 and in our quarterly report on Form 10-Q filed on April 30, 2025 with the Securities and Exchange Commission ("SEC") and any subsequent filings with the SEC. The forward-looking statements are made as of the date hereof and Equinix undertakes no obligation to update such statements as a result of new information.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

104 Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: June 26, 2025	By: /s/ KEITH D. TAYLOR Keith D. Taylor Chief Financial Officer